UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 5, 2026

SOUTHWESTERN ELECTRIC POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3146	72-0323455
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01.    Other Events

On March 5, 2026, Southwestern Electric Power Company (the “Company”) entered into an Underwriting Agreement with BNY Mellon Capital Markets, LLC, Huntington Securities, Inc., Mizuho Securities USA LLC and Scotia Capital (USA) Inc., as representatives of the underwriters named in Exhibit 1 thereto (collectively, the “Underwriters”), relating to the offering and sale by the Company of $300,000,000 of its 5.30% Senior Notes, Series P, due 2033 (the “Series P Notes”), $600,000,000 of its 5.20% Senior Notes, Series Q, due 2036 (the “Series Q Notes”) and $500,000,000 of its 5.90% Senior Notes, Series R, due 2056 (the “Series R Notes” and, together with the Series P Notes and Series Q Notes, the “Notes”). The Series P Notes are part of the same series of debt securities issued by the Company on March 30, 2023. Upon completion of this offering, the aggregate principal amount of outstanding Senior P Notes is $650,000,000.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

1(a)	Underwriting Agreement, dated March 5, 2026 between the Company and the Underwriters named in Exhibit 1 thereto, in connection with the sale of the Notes.

4(a)(1)
Amended And Restated Sixteenth Supplemental Indenture, dated as of March 1, 2026, between the Company and The Bank of New York Mellon Trust Company, N.A, as Trustee, establishing the terms of the Series P Notes.

4(a)(2)	Seventeenth Supplemental Indenture, dated as of March 1, 2026, between the Company and The Bank of New York Mellon Trust Company, N.A, as Trustee, establishing the terms of the Series Q Notes.

4(a)(3)	Eighteenth Supplemental Indenture, dated as of March 1, 2026, between the Company and The Bank of New York Mellon Trust Company, N.A, as Trustee, establishing the terms of the Series R Notes.

4(b)(1)	Form of the Series P Notes (included in Exhibit 4(a)(1) hereto).

4(b)(2)	Form of the Series Q Notes (included in Exhibit 4(a)(2) hereto).

4(b)(3)	Form of the Series R Notes (included in Exhibit 4(a)(3) hereto).

5(a)	Opinion of William E. Johnson regarding the legality of the Notes.

104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHWESTERN ELECTRIC POWER COMPANY

By: /s/ William E. Johnson
Name: William E. Johnson
Title: Assistant Secretary
March 9, 2026